Rule 497(e)

Registration No. 002-23727

The GAMCO Mathers Fund (the “Fund”)

Supplement dated March 4, 2014, to the Class AAA Statement of Additional

Information (“SAI”) dated April 30, 2013, as supplemented

As a result of a modification to the internal structure of Gabelli Funds, LLC (the “Adviser”) and its affiliates, the portfolio management team will now perform the investment advisory function for the Fund through GAMCO Asset Management Inc. (“GAMCO”), an affiliate of the Adviser. There will be no change in the services or the personnel performing the services under the investment advisory agreement as a result of the transfer of the function to GAMCO. The Board of Trustees of the Fund approved the investment advisory agreement with GAMCO on February 26, 2014. All references in the prospectus to “Gabelli Funds, LLC” should be replaced with “GAMCO Asset Management Inc.”

In addition, GAMCO has also entered into an Administrative Services agreement with Gabelli Funds, LLC. Pursuant to the agreement, Gabelli Funds, LLC will provide mutual fund administrative services to the Fund. Gabelli Funds, LLC may delegate any or all of its responsibilities to one or more sub-administrators, subject to the approval of the Board of Trustees of the Fund.

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Please retain this Supplement with your SAI for future reference